 January 27, 2015  Procter & Gamble Earnings Release:Q2 FY 2015 Results

 Oct – Dec 2014 (Q2 FY 15)Business Results

 Oct – Dec 14 (Q2 FY 15) ResultsOrganic Sales Growth*  Organic sales grew 2% with 4 of 5 reporting segments growing versus prior year.  2%  3%  * Restated for Batteries & PetCare  2%  2%  3%

 Oct – Dec 14 (Q2 FY 15) ResultsMarket Share   Global value share ~20% % of Sales Holding/Growing Share ~50%

 Oct – Dec 14 (Q2 FY 15) ResultsCore EPS Growth*  Core EPS includes 330 basis points of operating margin improvement driven by productivity savings.  * Restated for Batteries & Pet Care  -8%  3%  22%

 Oct – Dec 14 (Q2 FY 15) ResultsCurrency Neutral Core EPS Growth*  Excluding the impact of foreign exchange, currency-neutral core earnings per share increased 6% for the quarter.   * Restated for Batteries & Pet Care  28%

 Results To-DateNon-Core Restructuring Spending*  * Restated for Pet Care & Batteries    FY 15  FY 15  ($MM Before Tax)  JAS  OND  Cost of Goods Sold  93  77  SG&A  2  18  Total Non-Core Restructuring  95  95

 Business Segments

Oct – Dec 14 (Q2 FY 15) Results

Beauty, Hair & Personal Care Segment


-1%
-2%
-7%
Organic Sales
Organic Volume
Net Earnings

- +1% Pricing, Flat Mix
- Organic Sales: ↓ Low singles in Developed markets, Flat in Developing
- Global value share declined 0.4 points versus year ago
- Net Earnings: Productivity improvements and pricing were more than offset by volume decline and currency headwinds.

Oct – Dec 14 (Q2 FY 15) Results

Beauty, Hair & Personal Care – Organic Sales

By Category	Organic Sales Growth IYA		
	Global	Developed	Developing
Hair Care	~=	-	+
Skin Care	-	-	-
Personal Cleansing	-	+	-
Deodorants	+	~=	+
Cosmetics	~=	-	+
Prestige	-	-	-
Salon Professional	+	+	+

• + represents growth above 1%, ~= represents growth of 1% to decline of 1%; - represents decline greater than1%.

 Hair Care organic sales in Developing markets were up driven by pricing across all regions. This growth was more than offset by declines in Japan due to competitive activity. Pantene US organic sales grew low single digits with share up 0.4 points behind innovation and marketing improvements. Skin Care organic sales declined due to merchandising investments in the U.S. and lower sales in China. Antiperspirants and deodorants organic sales were up high single digits, and global value share increased 0.3 points. Old Spice sales grew driven by expansion to Brazil and double digits growth in the U.S. behind successful innovation.Personal Cleansing organic sales declined low single digits as growth in Developed regions behind innovation and distribution expansion was more than offset by declines in Mexico.Cosmetics organic sales were flat. Successful innovation on Max Factor in Europe and China was offset by higher merchandising investments in Developed regions.Organic sales in Prestige decreased mid-single digits mainly due to a difficult base period comparison that included a high level of innovation activity.Salon Professional organic sales were up low single digits driven by pricing and positive mix supported behind recent innovations.  Oct – Dec 14 (Q2 FY 15) ResultsGlobal Beauty, Hair & Personal Care Highlights

Oct – Dec 14 (Q2 FY 15) Results

Grooming Segment



2%
-2%
-2%
Organic Sales
Organic Volume
Net Earnings

- +4% Pricing, Flat Mix
- Organic Sales: ↓ Low singles in Developed markets, ↑ Mid-singles in Developing
- Global value share declined 0.3 points versus year ago
- Net Earnings: Pricing and productivity savings in COGS and marketing spending were more than offset by currency headwinds.

Oct – Dec 14 (Q2 FY 15) Results

Grooming – Organic Sales

By Category	Organic Sales Growth IYA		
	Global	Developed	Developing
Blades & Razors	+	~=	+
Pre & Post Shave	-	-	~=
Braun & Appliances	+	+	+

- + represents growth above 1%, ~= represents growth of 1% to decline of 1%; - represents decline greater than1%.

 Global Blades & Razors organic sales were up low-single digits driven by innovation and pricing, more than offsetting market volume decline in Developed regions. Appliances organic sales increased mid-single digits driven by innovation like the launch of Series 9 shavers (DACH) and market growth in developing regions.  Oct – Dec 14 (Q2 FY 15) ResultsGlobal Grooming Highlights

Oct – Dec 14 (Q2 FY 15) Results

Health Care Segment


1%
-2%
-1%
Organic Sales
Organic Volume
Net Earnings

- Flat Pricing, +3% Mix
- Organic Sales: ↑ Low singles in Developed markets, Flat in Developing
- Global value share declined 0.1 points versus year ago
- Net Earnings: Mix helps and productivity savings were more than offset by currency headwinds.

Oct – Dec 14 (Q2 FY 15) Results

Health Care – Organic Sales

By Category	Organic Sales Growth IYA		
	Global	Developed	Developing
Oral Care	+	+	~=
Personal Health Care	~=	~=	~=

• + represents growth above 1%, ~= represents growth of 1% to decline of 1%; - represents decline greater than1%.

 Oral Care organic sales increased low single digits driven by innovation including the new Sensi-Stop Strips in the U.S., growth in recent toothpaste expansion markets and pricing. Personal Health Care sales are slightly down vs. YA. In the U.S., growth from innovation behind Vicks Severe and Metamucil was more than offset by a decline on Prilosec due to a new market entrant. Developing markets organic sales are slightly down vs. YA as volume declined due to pricing.  Oct – Dec 14 (Q2 FY 15) ResultsGlobal Health Care Highlights

Oct – Dec 14 (Q2 FY 15) Results

Fabric & Home Care Segment



3%
2%
-6%
Organic Sales
Organic Volume
Net Earnings

- +1% Pricing, Flat Mix
- Organic Sales: Flat in Developed markets, ↑ High singles in Developing
- Global value share declined 0.1 points versus year ago
- Net Earnings: Productivity savings in COGS and marketing spending were more than offset by currency headwinds.

Oct – Dec 14 (Q2 FY 15) Results

Fabric & Home Care – Organic Sales

By Category	Organic Sales Growth IYA		
	Global	Developed	Developing
Fabric Care	+	~=	+
Home Care	~=	-	+
P&G Professional	+	+	+

• + represents growth above 1%, ~= represents growth of 1% to decline of 1%; - represents decline greater than1%.

Oct – Dec 14 (Q2 FY 15) Results
Global Fabric & Home Care Highlights

- Fabric Care organic sales increased low single digits. Developing regions grew mid-single digits largely behind innovation, like compact liquids expansion in Middle East & Africa. Organic sales grew low single digits in Developed Markets behind unit-dose and Unstopable innovation and value investments to address competitive price gaps.

- U.S. Fabric Care value share grew 0.9 points behind the launch of our innovation bundle in the March quarter and recent investments in value.

- Home Care organic sales were flat. Growth from initiatives and merchandising investments were offset by volume loss in Asia.

Oct – Dec 14 (Q2 FY 15) Results
Baby, Feminine & Family Care Segment


4%
Flat
-1%
Organic Sales
Organic Volume
Net Earnings

- +1% Pricing, +3% Mix
- Organic Sales: ↑ Low singles in Developed markets, ↑ Mid-singles in Developing
- Global value share declined 0.7 points versus year ago
- Net Earnings: Pricing, mix and productivity savings were more than offset by currency headwinds and commodity cost inflation.

Oct – Dec 14 (Q2 FY 15) Results

Baby, Feminine & Family Care – Organic Sales

By Category	Organic Sales Growth IYA		
	Global	Developed	Developing
Baby Care	+	+	+
Feminine Care	+	~=	+
Family Care	-	-	-

• + represents growth above 1%, ~= represents growth of 1% to decline of 1%; - represents decline greater than1%.

Baby Care organic sales increased high single digits driven by strong volume growth in the U.S and pricing to offset currency devaluation. In the U.S., value share was up 1.6 points versus year ago behind innovation driven up-tiering, with Swaddlers being the highlight, growing value share 2.8 points versus last year.Feminine Care organic sales increased low-single digits driven by our Adult Incontinence launch in North America, U.K., France, Netherlands and Belgium and pricing in developing regions.Family Care organic sales were down low-single digits due to declines in Mexico and value interventions in the U.S. Volume share in the U.S. is down for the December quarter, but showing positive trend during past two months.  Oct – Dec 14 (Q2 FY 15) ResultsGlobal Baby, Feminine & Family Care Highlights

 Fiscal Year 2015 Guidance

 FY 2015 GuidanceOrganic Sales & EPS Growth    FY’15  Organic Sales Growth  Up Low to Mid-Single-Digits  Currency  -5%  Minor brand divestitures  -1%  All-in Sales Growth  -3% to -4%      Core Earnings Per Share Growth  In-Line to Down Low-Single-Digits  All-in Earnings Per Share Growth  Down Mid-Teens  Constant $ Earnings Per Share Growth  Up Double-Digits

 FY 2015 GuidanceCash Generation & Usage  Free Cash Flow Productivity: 90%+Capital Spending, % Sales: 4% to 5%Dividends: ~$7BShare Repurchase: $5-7B

 FY 2015 GuidancePotential Headwinds Not Included in Guidance  Further currency weaknessUnrest in the Middle East and Eastern EuropeFurther pricing controls and import restrictionsAny unannounced, significant portfolio movesFurther market size contraction

 FY 2015 GuidancePotential Tailwinds Not Included in Guidance  Strengthening of currencies Expansion of marketsEasing in political tensionImproved consumer confidence, particularly in the U.S.

 Reference for Batteries restatement  Please refer to the press release published January 27, 2015, 7am which provides GAAP and Core (NON-GAAP) income statements and margin details related to the Batteries restatement for the below periods:Quarter ending September 30, 2013Quarter ending December 31, 2013Quarter ending March 31, 2014Quarter ending June 30, 2014Fiscal Year ending June 30, 2014Quarter ending September 30, 2014

 Forward Looking Statements  Certain statements in this release or presentation, other than purely historical information, including estimates, projections, statements relating to our business plans, objectives and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally are identified by the words “believe,” “project,” “anticipate,” “estimate,” “expect,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are based on current expectations and assumptions, which are subject to risks and uncertainties that may cause results to differ materially from those expressed or implied in the forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events or otherwise. Risks and uncertainties to which our forward-looking statements are subject include, without limitation: (1) the ability to successfully manage global financial, operational and manufacturing risks, including, among others, (a) an increasingly volatile economic environment, with potentially significant disruptions and reduced market growth rates, (b) foreign currency fluctuations, (c) significant credit or liquidity issues, (d) debt, currency exposure and repatriation issues in countries with currency exchange, import authorization or pricing controls (such as Venezuela, Argentina, China, India and Egypt), (e) maintaining key manufacturing and supply sources (including sole supplier and sole manufacturing plant arrangements), and (f) managing disruption of business due to factors outside of our control, such as natural disasters and acts of war or terrorism; (2) the ability to successfully manage cost fluctuations and pressures, including commodity prices, raw materials, labor costs, energy costs and pension and health care costs, and achieve cost savings described in our announced productivity plan; (3) the ability to stay on the leading edge of innovation, obtain necessary intellectual property protections and successfully respond to technological advances attained by, and patents granted to, competitors; (4) the ability to compete with our local and global competitors by successfully responding to competitive factors, including prices, promotional incentives and trade terms for products; (5) the ability to manage and maintain key customer relationships; (6) the ability to protect our reputation and brand equity by successfully managing real or perceived issues, including concerns about safety, quality, efficacy or similar matters that may arise; (7) the ability to successfully manage the financial, legal, reputational and operational risk associated with third party relationships, such as our suppliers, contractors and external business partners; (8) the ability to rely on and maintain key information technology systems and networks (including Company and third-party systems and networks) and maintain the security and functionality of such systems and networks and the data contained therein; (9) the ability to successfully manage regulatory, tax and legal requirements and matters (including, without limitation, product liability, intellectual property, price controls, import restrictions, accounting standards and environmental and tax policy) and to resolve pending matters within current estimates; (10) the ability to successfully manage our portfolio optimization strategy, as well as ongoing acquisition, divestiture and joint venture activities, to achieve the Company’s overall business strategy, without impacting the delivery of base business objectives; and (11) the ability to successfully achieve productivity improvements and manage ongoing organizational changes, while successfully identifying, developing and retaining particularly key employees, especially in key growth markets where the availability of skilled or experienced employees may be limited. For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to our most recent 10-K, 10-Q and 8-K reports.

The Procter & Gamble Company: Reg G Reconciliation of Non-GAAP measures

In accordance with the SEC's Regulation G, the following provides definitions of the non-GAAP measures used in Procter & Gamble's January 27, 2015 earnings call and associated slides with the reconciliation to the most closely related GAAP measure.  The measures provided are as follows:

1.	Organic Sales Growth—pages 1 and 2
2.	Core EPS and Currency-neutral Core EPS—pages 3 and 4
3.	Core Operating Profit Margin—page 5
4.	Core Gross Margin—page 5
5.	Core Selling, General & Administrative Expenses (SG&A) as a % of Net Sales—page 5
6.	Core Effective Tax Rate—page 6
7.	Adjusted Free Cash Flow—page 6
8.	Adjusted Free Cash Flow Productivity—page 6

1. Organic Sales Growth:
Organic sales growth is a non-GAAP measure of sales growth excluding the impacts of acquisitions, divestitures and foreign exchange from year-over-year comparisons.  We believe this provides investors with a more complete understanding of underlying sales trends by providing sales growth on a consistent basis.  Organic sales is also one of the measures used to evaluate senior management and is a factor in determining their at-risk compensation.  The reconciliation of reported sales growth to organic sales is as follows:
OND 2014	Net Sales Growth	Foreign Exchange Impact	Acquisition/ Divestiture Impact*	Organic Sales Growth
Beauty, Hair and Personal Care	(6)%	4%	1%	(1)%
Grooming	(5)%	7%	—%	2%
Health Care	(3)%	4%	—%	1%
Fabric Care and Home Care	(4)%	6%	1%	3%
Baby, Feminine and Family Care	(2)%	6%	—%	4%
Total Company	(4)%	5%	1%	2%

Total Company	Net Sales Growth	Foreign Exchange Impact	Acquisition/ Divestiture Impact*	Organic Sales Growth
FY 2015 (Estimate)	(3) to (4)%	5%	1%	Low-to-mid single digit

*Acquisition/Divestiture Impact includes volume and mix impacts of acquired and divested businesses, as well as rounding impacts necessary to reconcile net sales to organic sales.

Organic Sales
Prior Periods (Restated for Batteries Discontinued Operations)

Total Company	Net Sales Growth	Foreign Exchange Impact	Acquisition/ Divestiture Impact*	Organic Sales Growth
OND 2013	1%	2%	—%	3%
JFM 2014	—%	3%	—%	3%
AMJ 2014	-1%	2%	1%	2%
JAS 2014	—%	1%	1%	2%

*Acquisition/Divestiture Impact includes volume and mix impacts of acquired and divested businesses, as well as rounding impacts necessary to reconcile net sales to organic sales.

2. Core EPS and Currency-Neutral Core EPS:  Core EPS is a measure of the Company's diluted net earnings per share from continuing operations excluding charges in both years for incremental restructuring due to increased focus on productivity and cost savings and charges for European legal matters.  We believe the Core EPS measure provides an important perspective of underlying business trends and results and provides a more comparable measure of year-on-year earnings per share growth.  Core EPS is also one of the measures used to evaluate senior management and is a factor in determining their at-risk compensation.

Currency-neutral Core EPS is a measure of the Company's Core EPS excluding the impact of foreign exchange.  We believe the currency-neutral Core EPS measure provides a more comparable view of year-on-year earnings per share growth.

The table below provides a reconciliation of diluted net earnings per share to Core EPS and Core EPS to Currency-neutral Core EPS:

	OND 14	OND 13
Diluted Net Earnings Per Share from Continuing Operations	$1.02	$ 1.12
Incremental Restructuring	0.03	0.03
Charges for European Legal Matters	0.01	-
Core EPS	$1.06	$ 1.15
Percentage change vs. prior period	-8%
Currency Impact to Earnings	0.16
Currency-Neutral Core EPS	$1.22
Percentage change vs. prior period	6%

Note – All reconciling items are presented net of tax.  Tax effects are calculated consistent with the nature of the underlying transaction.

Total Company	Diluted EPS Growth	Impact of Incremental Non-Core Items	Core EPS Growth	Foreign Exchange Impact	Currency-Neutral Core EPS Growth
FY 2015 (Estimate)	Down mid-teens	Approximately 14%	in-line to down low-single digits	Approximately 12%	Double digit growth

Core EPS and Currency-Neutral Core EPS
Prior Periods (Restated for Batteries Discontinued Operations)

	CORE EPS

	JAS 14	JAS 13	JAS 12	OND 13	OND 12	JFM 14	JFM 13	AMJ 14	AMJ 13	FY 14	FY 13
Diluted Net Earnings Per Share from Continuing Operations, attributable to P&G	$ 0.97	$ 1.00	$ 0.92	$ 1.12	$ 1.33	$ 0.87	$ 0.85	$ 0.87	$ 0.61	$ 3.86	$ 3.71
Incremental Restructuring	0.03	0.02	0.08	0.03	0.04	0.04	0.03	0.04	0.01	0.12	0.17
Venezuela B/S Remeasurement & Devaluation Impacts	0.04	-	-	-	-	0.10	0.08	-	-	0.09	0.08
Charges for Pending European Legal Matters	-	-	0.01	-	-	-	-	0.02	0.04	0.02	0.05
Goodwill & Intangible Impairment	-	-	-	-	-	-	-	-	0.10	-	0.10
Gain on Buyout of Iberian JV	-	-	-	-	(0.21)	-	-	-	-	-	(0.21)
Rounding	-	(0.01)	-	-	-	(0.01)	-	-	-	-	(0.01)
Core EPS	$ 1.04	$ 1.01	$ 1.01	$ 1.15	$ 1.16	$ 1.00	$ 0.96	$ 0.93	$ 0.76	$ 4.09	$ 3.89

Percentage change vs, prior period	3%			(1)%		4%		22%		5%

Currency Impact to Earnings	0.07			0.11		0.11		0.04
Currency-Neutral Core EPS	$ 1.11			$ 1.26		$ 1.11		$ 0.97

Percentage change vs, prior period	10%			9%		16%		28%

3. Core Operating Profit Margin: This is a measure of the Company's Operating Margin adjusted for charges in both years for incremental restructuring due to increased focus on productivity and cost savings and charges for European legal matters
	OND 14	OND 13
Operating Profit Margin	19.6%	20.4%
Incremental Restructuring	0.5%	0.4%
Charges for European Legal Matters	0.2%	—%
Rounding	(0.1)%	—%
Core Operating Profit Margin	20.2%	20.8%
Basis point change	-60

4. Core Gross Margin: This is a measure of the Company's gross margin adjusted for charges in both years for incremental restructuring due to increased focus on productivity and cost savings and charges for European legal matters:

	OND 14	OND 13
Gross Margin	50.0%	50.4%
Incremental Restructuring	0.4%	0.2%
Rounding	—	—
Core Gross Margin	50.4%	50.6%
Basis point change	-20

5. Core Selling, General and Administration Expense (SG&A) as a percentage of sales: This is a measure of the Company's SG&A as a percentage of sales adjusted for charges in both years for incremental restructuring due to increased focus on productivity and cost savings and charges for European legal matters:

	OND 14	OND 13
SG&A as a % of NOS	30.4%	30.0%
Incremental Restructuring	(0.1)%	(0.2)%
Charges for European Legal Matters	(0.2)%	—%
Core SG&A as a % of NOS	30.1%	29.8%
Basis point change	30

6. Core Effective Tax Rate:  This is a measure of the Company's tax rate adjusted for the current and prior year tax impacts related to the impacts of incremental restructuring and European legal matters:
	OND 14	OND 13
Effective Tax Rate	22.5%	21.2%
Incremental Restructuring	—%	(0.2)%
Charges for European Legal Matters (Non-Tax-Deductible)	(0.2)%	—%
Core Tax Rate	22.3%	21.0%
Basis point change	130

7. Adjusted Free Cash Flow:  Adjusted free cash flow is defined as operating cash flow less capital spending excluding tax payments for the Pet divestiture.  We view adjusted free cash flow as an important measure because it is one factor used in determining the amount of cash available for dividends and discretionary investment.  The reconciliation of adjusted free cash flow is provided below:

	Operating Cash Flow	Capital Spending	Free Cash Flow	Cash Tax Payment - Pet Sale	Adjusted Free Cash Flow
OND 2014	$3,435	$(832)	$2,603	$363	$2,966

8. Adjusted Free Cash Flow Productivity:  Adjusted free cash flow productivity is defined as the ratio of adjusted free cash flow to net earnings excluding impairment charges.  The Company's long-term target is to generate annual free cash flow at or above 90 percent of net earnings.  Adjusted free cash flow productivity is also a measure used to evaluate senior management and is a factor in determining their at-risk compensation.  The reconciliation of adjusted free cash flow productivity is provided below:

	Adjusted Free Cash Flow	Net Earnings	Impairment Charges	Net Earnings Excl. Impairment Charges	Adjusted Free Cash Flow Productivity
OND 2014	$2,966	$2,398	$740	$3,138	95%